Docusign Envelope ID: C176A656-82B8-46C5-9B39-048B6B0D0A1E

Docusign Envelope ID: 058972C8-7131-455E-A10E-A71A63AB872E
FIRST AMENDMENT TO OFFICE LEASE AGREEMENT

THIS    FIRST    AMENDMENT    TO    OFFICE    LEASE    AGREEMENT    (this
"Amendment") is made as of

September 24, 2024

(the “Effective Date”), by and
between COLUMBIA REIT – 116 HUNTINGTON, LLC, a Delaware limited liability company ("Landlord"), and BICARA THERAPEUTICS INC., a Delaware corporation ("Tenant").
RECITALS
R-1. Landlord and Tenant entered into that certain Office Lease Agreement dated as of August 16, 2023 (the “Existing Lease”) pursuant to which Landlord is leasing to Tenant and Tenant is leasing from Landlord certain office space (the "Existing Premises") deemed to contain 4,617 square feet of rentable area located on a portion of the seventh (7th) floor of the Building. The Building is located at 116 Huntington Avenue, Boston, Massachusetts 02116.
R-2. Landlord and Tenant desire to amend the Lease to (i) provide for the addition to the Existing Premises of certain additional space deemed to contain 4,744 square feet of rentable area located on a portion of the seventh (7th) floor of the Building, as depicted on the diagram attached hereto as Exhibit A (the “Expansion Space”), and (ii) otherwise amend the Lease, subject to and in accordance with the terms and conditions set forth in this Amendment.
R-3. Except as otherwise defined in this Amendment, all terms and phrases used in this Amendment that are defined in the Lease shall have the same meaning as set forth in the Lease. In the event of any conflict between the Lease and this Amendment, the terms of this Amendment shall control. “Lease,” as used herein, shall be deemed to refer to the Existing Lease as amended by this Amendment.
COVENANTS
NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Recitals. The foregoing Recitals are true and correct and are incorporated herein by this reference:
2.Expansion Space.

(a)Description. Landlord and Tenant hereby agree to add the Expansion Space to the Existing Premises as of the Expansion Space Commencement Date (defined below). As of the Expansion Space Commencement Date, the entire Premises shall be deemed to contain 9,361 rentable square feet comprised of a portion of the seventh (7th) floor of the Building (i.e., the Existing Premises and the Expansion Space). Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Expansion Space upon the terms and conditions of this

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Amendment. On the Expansion Space Commencement Date, the Expansion Space shall become part of the Premises and, except as otherwise provided below, be subject to all the terms and

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conditions of the Lease. From and after the Expansion Space Commencement Date, the Existing Premises, together with the Expansion Space, shall be collectively referred to as the “Premises.”
(b)Condition. Except for Landlord’s Work (hereinafter defined in Exhibit B), the Expansion Space will be delivered to Tenant and are being leased “AS IS” and “WITH ALL FAULTS,” and Landlord makes no representation or warranty of any kind, expressed or implied, with respect to the condition of the Expansion Space (including habitability, suitability, or fitness for a particular purpose). TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAWS, LANDLORD HEREBY DISCLAIMS, AND TENANT WAIVES THE BENEFIT OF, ANY AND ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF HABITABILITY, SUITABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Landlord
is under no obligation to make any Alterations, repairs, or the like in or to the Expansion Space (except for Landlord’s Work), the Existing Premises, the Building, or any systems serving the same on account of this Amendment.

(c)FF&E. The Expansion Space contains certain fixtures (including so-called trade fixtures), furniture, and equipment (the “FF&E”), as more specifically described on Exhibit C annexed hereto and made a part hereof. Landlord has made no representations or warranties whatsoever as to the condition of the FF&E. Tenant has examined the FF&E and accepts same in its “as-is” condition in all respects. Tenant shall neither sell nor transfer any portion of the FF&E. Tenant shall repair and maintain the FF&E throughout the Lease Term, at its sole cost and expense. Tenant shall neither replace any of the FF&E nor add any improvements to the FF&E, without Landlord’s prior written approval. Tenant shall make all approved replacements and improvements at its sole cost and expense. Upon the expiration or sooner termination of this Lease, Tenant shall return the FF&E, and all replacements and improvements thereto, if any, to Landlord in good order and condition (normal wear and tear excepted). Tenant shall be solely responsible and liable for any damage done to all or any portion of the FF&E by Tenant, its agents, employees, contractors, invitees, or licensees.
3.Expansion Space Commencement Date. The “Expansion Space Commencement Date” shall be October 1, 2024. Notwithstanding the foregoing, Tenant shall not have any right to commence beneficial use of the Expansion Space unless the same are vacant and delivered to Tenant by Landlord. The Term for the Expansion Space shall commence on the Expansion Space Commencement Date and continue through the Expiration Date such that the Lease for all the Premises (i.e., as expanded pursuant to this Amendment) shall expire on the Expiration Date. From and after the Expansion Space Commencement Date (subject to the Expansion Space Abatement Period, defined below), Tenant shall pay Base Rent and additional rent for the Expansion Space in equal monthly installments in advance on the first day of each month during the Lease Term without setoff, deduction, or demand, and otherwise in accordance with the terms of the Lease.
4.Access Period. The Move In Period means the period commencing on September 1, 2024 and continuing through September 30, 2024; provided that no access to the Expansion Space shall be permitted unless Tenant shall deliver to Landlord written evidence specifying that Tenant is then carrying all insurance required by the Lease. Provided no Event of Default by

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Tenant has occurred under the Lease, Tenant shall have the right to install in the Expansion Space, during the Move In Period only, Tenant’s Cabling and other furniture, furnishings,

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inventory, equipment, or trade fixtures, subject to all applicable terms and conditions of the Lease. Any and all activity by Tenant or any Agent of Tenant prior to the Expansion Space Commencement Date shall be coordinated with Landlord and its general contractor to ensure that such activity does not, to more than a de minimis extent, interfere with Landlord’s Work. If Landlord determines that any such interference is occurring to more than a de minimis extent, then Landlord shall have the right to require the removal of the offending party from the Expansion Space (with Tenant having no right to assert that the Expansion Space Commencement Date or Tenant’s other obligations are affected thereby). Notwithstanding anything in this Lease to the contrary: (a) Landlord shall have no responsibility with respect to any items placed in the Expansion Space by Tenant or any Agent of Tenant prior to the Expansion Space Commencement Date; and (b) all of the provisions of the Lease (including all insurance, indemnity and utility provisions) shall apply during the Move In Period, except that during such period (i) Tenant shall not be obligated to pay Base Rent and (ii) Landlord shall not be obligated to provide any utility, service or other item in excess of those customarily provided to or for the benefit of a premises in order for Landlord to perform its building standard initial improvement work thereto.
5.Monetary Provisions.
(a)Expansion Space Base Rent. The Base Rent payable with respect to the Expansion Space during the Term shall be as follows:

Start Date	End Date	Rate Per Rentable Square Foot	Annually*	Monthly
October 1, 2024**	September 30, 2025	$64.00	$303,615.96	$25,301.33
October 1, 2025	February 28, 2026	$64.00	$303,615.96	$25,301.33
*Based on twelve (12) calendar months. **Subject to abatement during the Abatement Period as set forth below.

(b)Expansion Space Abatement. Notwithstanding the foregoing, provided no Event of Default by Tenant has occurred under the Lease, Landlord grants to Tenant an abatement of the Base Rent otherwise payable hereunder for the Expansion Space during the month of October of 2024 (the “Expansion Space Abatement Period”). Concurrently with Tenant’s execution of this Amendment, Tenant shall pay an amount equal to one (1) monthly installment of Base Rent payable for the Expansion Space, which amount shall be credited toward the monthly installment of Base Rent payable after expiration of the Expansion Space Abatement Period.
(c)Additional Rent. The Operating Charges Base Year for the Expansion Space shall be calendar year 2025. The Real Estate Taxes Base Year for the Expansion Space shall be July 1, 2024 through June 30, 2025 (i.e., the City of Boston Fiscal Year 2025). From and after October 1, 2025, Tenant shall pay as additional rent for the Expansion Space, Tenant's

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Proportionate Share of the amount by which (i) Operating Charges for each calendar year falling entirely or partly within the Lease Term exceed the Operating Charges Base Amount (i.e., the

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Operating Charges incurred during the Operating Charges Base Year for the Expansion Space), and (ii) the Real Estate Taxes for each calendar year falling entirely or partly within the Lease Term exceed the Real Estate Taxes Base Amount (i.e., the Real Estate Taxes incurred during the Real Estate Taxes Base Year for the Expansion Space). Tenant’s Proportionate Share for the Expansion Space shall be 1.74% for each of Operating Charges and Real Estate Taxes. With respect to the Existing Premises, Tenant shall continue to pay all items of Base Rent and additional rent in accordance with the terms of the Existing Lease.
(d)Deposit. Concurrently with Tenant’s execution of this Amendment, Tenant shall pay an amount equal to one (1) monthly installment of Base Rent payable for the Expansion Space, which amount shall be credited toward the monthly installment of Base Rent payable for the Expansion Space following the end of the Expansion Space Abatement Period.
6.Renewal Term. Landlord hereby grants to Tenant the conditional right, exercisable at Tenant’s option, to renew the Lease Term, with respect to all of the Premises, for one (1) term of three (3) years (the “Renewal Term”). If exercised, and if the conditions applicable thereto have been satisfied, the Renewal Term shall commence immediately following the Expiration Date. The right of renewal herein granted to Tenant shall be subject to, and shall be exercised in accordance with, the following terms and conditions:
(a)Tenant shall exercise its right of renewal with respect to the Renewal Term by giving Landlord written notice (the “Renewal Option Notice”) of such election not earlier than fifteen (15) months nor later than twelve (12) months prior to the expiration of the then-current Lease Term. The parties shall then have thirty (30) days after Landlord’s timely receipt of such notice (the “Negotiation Period”) in which to agree on the annual base rent, escalation factor and additional rent which shall be payable during the Renewal Term. The parties shall attempt in good faith to agree upon an annual base rent payable for the first year of the Renewal Term and an escalation factor for which would equal one hundred percent (100%) of the applicable fair market rent taking into account all relevant factors; provided, however that consideration shall be given to the savings to Tenant resulting from its remaining in the Premises (e.g., no moving or related costs), and no consideration shall be given to (and the fair market rent so determined shall not be reduced on account of) “downtime” that may be associated with this or comparable transactions. If during the Negotiation Period the parties agree on such annual base rent, escalation factor and additional rent, then they shall promptly execute an amendment to the Lease stating the terms so agreed upon. If during the Negotiation Period the parties are unable, for any reason whatsoever, to agree on such annual base rent, escalation factor and additional rent payable, then within five (5) business days after the last day of the Negotiation Period, the parties shall each appoint a real estate broker who shall be licensed in Massachusetts and who specializes in the field of commercial office space leasing in the Building’s submarket, has at least ten (10) years of experience and is recognized within the field as being reputable and ethical. Such two individuals shall each determine, within ten (10) business days after their appointment, such annual base rent, escalation factor and additional rent. If such individuals do not agree on such items, then the two individuals shall, within five (5) business days, render separate written reports of their determinations and together appoint a third similarly qualified individual. The third individual shall, within ten (10) business days after his or her appointment,

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select either Landlord’s broker’s determination or Tenant’s broker’s determination (this being the third broker’s sole function) as being closest to the applicable fair market annual base rent,

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escalation factor and additional rent and shall notify the parties of such selection. The third broker’s decision shall be final and conclusive, and binding on Landlord and Tenant. Landlord and Tenant shall each bear the cost of its broker and shall share equally the cost of the third broker. Upon determination of the annual base rent, escalation factor and concessions payable pursuant to this Section, the parties shall promptly execute an amendment to the Lease stating the rent and additional terms so determined.
(b)If the Renewal Option Notice is not given timely, then Tenant’s right of renewal with respect to the Renewal Term shall lapse and be of no further force or effect.
(c)If an Event of Default by Tenant exists on the date Tenant sends its Renewal Option Notice or any time thereafter until the Renewal Term is to commence, then, at Landlord’s election, the Renewal Term shall not commence and the term of this Lease shall expire at the expiration of the Lease Term.
(d)If at any time fifty percent (50%) or more of the square feet of rentable area of the entire Premises has been subleased or assigned, or if the Lease has been terminated with respect to such portion of the Premises, then Tenant’s rights pursuant to this Section shall lapse and be of no further force or effect.
(e)Tenant’s right of renewal under this Section may be exercised only by Tenant and may not be exercised by or for the benefit of any other transferee, sublessee, or assignee of Tenant.
(f)The Renewal Term may be exercised only with respect to all of the then- current Premises.
7.Security Deposit. Simultaneously with Tenant’s execution of this Amendment, Tenant shall deposit with Landlord the amount of $25,301.33 and such amount shall be added to the security deposit held by Landlord under the Lease and the same shall be subject to all terms and conditions of the Lease applicable to the security deposit. Based on the foregoing, the Security Deposit Amount is hereby revised to be $125,301.33.
8.Brokerage. Landlord and Tenant each warrant to the other that in connection with this Amendment it has not employed or dealt with any broker, agent, or finder, other than Cushman & Wakefield U.S., Inc. (the “Landlord’s Broker”) and Cresa (“Tenant’s Broker”). Landlord’s Broker and Tenant’s Broker are collectively referred to as the “Broker.” It is understood that Landlord shall pay Landlord's Broker and Tenant's Broker pursuant to separate agreements between Landlord and the Brokers. Tenant shall indemnify and hold Landlord harmless from and against any claim for brokerage or other commissions asserted by any broker, agent or finder employed by Tenant or with whom Tenant has dealt, other than the Brokers. Landlord shall indemnify and hold Tenant harmless from and against any claim for brokerage or other commissions asserted by Landlord's Broker and Tenant's Broker and any other broker, agent or finder employed by Landlord or with whom Landlord has dealt. Tenant's and Landlord's indemnities set forth in this Section shall survive the expiration or earlier termination of the Lease Term.

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9.Ratification. Except as otherwise expressly modified by the terms of this

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Amendment, the Lease shall remain unchanged and continue in full force and effect. All terms, covenants and conditions of the Lease not expressly modified herein are hereby confirmed and ratified and remain in full force and effect, and as further amended hereby, constitute valid and binding obligations of Tenant enforceable according to the terms thereof. Nothing contained herein shall be deemed to waive any sums due from Tenant to Landlord or from Landlord to Tenant, or any default or event which, with the passage of time or delivery of notice, or both, would constitute an Event of Default under the Lease as of the date hereof. Tenant acknowledges Landlord is not in default in the performance of any of its obligations under the Lease and Tenant is unaware of any condition or circumstance which, but for the passage of time or delivery of notice, or both, would constitute a default by Landlord under the Lease. Tenant has no claims, defenses or set offs of any kind to the performance of Tenant's obligations and duties under the Lease.
10.Authority. Tenant and the person executing and delivering this Amendment on Tenant’s behalf each represents and warrants that such person is duly authorized to so act; that Tenant is duly organized, is qualified to do business in the jurisdiction in which the Building is located, is in good standing under the Laws of Delaware and the Laws of the jurisdiction in which the Building is located, and has the power and authority to enter into this Amendment, and that all action required to authorize Tenant and such person to enter into this Amendment has been duly taken.
11.Binding Effect. This Amendment shall not be effective and binding unless and until fully executed and delivered by each of the parties hereto.
12.Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original, but all of which shall constitute one and the same Amendment. Signatures transmitted by facsimile machine, electronically or signatures transmitted via e-mail in a “PDF” format may be used in place of original signatures on this Amendment. Each party intends to be bound by such party’s facsimile or “PDF” format or DocuSign or other electronic signature on this Amendment, is aware that the other parties are relying on such party’s facsimile or “PDF” format or DocuSign or other electronic signature, and hereby waives any defenses to the enforcement of this Amendment based upon the form of signature.
13.Entire Agreement. This Amendment contains and embodies the entire agreement of the parties hereto with respect to the amendment of the Lease, and supersedes and revokes all negotiations, arrangements, letters of intent, representations, inducements, or other agreements, oral or in writing. No representations, inducements, or agreements, oral or in writing, between the parties not contained in this Amendment shall be of any force or effect. If any part of this Amendment is illegal or unenforceable, such part or parts of this Amendment shall be of no force or effect, and this Amendment shall be treated as if such part or parts had not been inserted. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors or assigns; provided however, the foregoing shall not be deemed to amend the assignment and subletting provisions in the Lease. Landlord and Tenant each hereby covenant and agree that each provision of this Amendment has been jointly and mutually negotiated and authorized by both

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Landlord and Tenant, and in the event of any dispute arising out of any provision of this Amendment, Landlord and Tenant do hereby waive any claim of authorship against the other

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party.

[Signature page follows]

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IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed under seal as of the Effective Date.

LANDLORD:
COLUMBIA REIT – 116 HUNTINGTON, LLC,
a Delaware limited liability company
By:    Chaperone Portfolio Mezz B LLC,
a Delaware limited liability company, its sole member

By:    Columbia Property Trust Operating Partnership, L.P., a Delaware limited partnership, its sole member

By:    Columbia Property Trust, Inc.,
a Maryland corporation, its general partner

By:     Name: Maria Blake

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Title:

Vice President

TENANT:

BICARA THERAPEUTICS INC., a Delaware corporation

By:      [SEAL]

Name: Ryan Cohlhepp

Title: Chief Operating Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO OFFICE LEASE AGREEMENT - BICARA]

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EXHIBIT A

PLAN SHOWING THE EXPANSION SPACE

CONFERENCE
175 SF
HUDDLE
98 SF
NEW OPENINGS
HUDDLE
105 SF
CONFERENCE
178 SF
CONFERENCE
163 SF
STAIR
MEN
ELEC.
93 SF
PANTRY
373 SF
OPEN
OFFICE
528 SF
ENTRY
COATS
23 SF
GARRISON STREET
CONFERENCE
368 SF
OPEN
OFFICE
699 SF
HUNTINGTON AVENUE

Peabody Office

234 Congress Street
Boston, MA 02110
Phone: 617.542.1902
Fax: 617.542.1609
www.peabodyoffice.com

CAD NAME: 126369B01.dwg

PROJECT INFORMATION:

Columbia Property Trust

Floor / Suite

PROJECT TEAM:

Carol Looby
Sales

Sarah Sadzewicz
Design

Project Manager

REVISIONS:

#	DATE	DESCRIPTION	dwg	INT.
1	00/00/00	Project Start Date	A	XXX

These specifications, drawing/s, design is confidential information and is the exclusive work product and property of Peabody Office Furniture Corporation. The recipient agrees to keep all such information confidential and will not discuss, divulge or transmit to anyone outside of company personnel without obtaining consent from Peabody Office Furniture Corporation.

KEY PLAN

SCALE: NTS
DATE: 7/22/2021
PROPOSAL #: 126369
INSTALLATION:

Overall Floor Plan

Sheet (1) of (1)

A-1

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EXHIBIT B WORK AGREEMENT
1.Landlord’s Work. Landlord, through its designated contractor, shall, combine the Existing Premises and the Expansion Space by creating an opening between such spaces in the area identified on Exhibit A as “New Openings” and otherwise in accordance with Landlord’s plans and specifications therefor and using Landlord’s Building standard practices, materials, items, and finishes (“Landlord’s Work”). Tenant hereby acknowledges and agrees that the performance of Landlord's Work shall occur during the Move In Period and that the same shall not give rise to a claim by Tenant for any damages, set off or abatement of rent on account thereof. The parties shall use their commercially reasonable efforts to cooperate with one another in connection with the performance of Landlord's Work (including, without limitation, the scheduling, staging and moving of any of Tenant's furniture, furnishings and equipment necessary for Landlord's designated contractor to perform Landlord's Work (which moving of furniture, furnishings and equipment shall be Tenant's responsibility to do at Tenant's cost) and providing access to and from the Expansion Space by contractors, subcontractors, deliverymen and agents). Without limiting the generality of Paragraph, Tenant hereby grants Landlord, its agents, employees and contractors access to the Expansion Space at any time and from time to time to perform Landlord's Work specified above.
2.Possession. Landlord’s Work shall be deemed substantially complete as reasonably determined by Landlord or Landlord’s architect in its professional judgment and notwithstanding items of work and that can be completed after the Expansion Space is occupied without causing substantial interference with Tenant’s use of the Expansion Space. With respect to any defect or incomplete work that is described in a written notice given by Tenant to Landlord not later than the date of substantial completion of Landlord’s Work, if Landlord confirms the same are in fact defects or incomplete items, then Landlord will correct and complete the same. At Landlord’s request, Tenant shall accompany Landlord to prepare the punch list on or before the date of substantial completion of Landlord’s Work.

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B-1

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EXHIBIT C FF&E

Item	Quantity	Description

Main Area
Grey two‐seater sofa	1
Coffee table ‐ round, large	1
Coffee table ‐ round, small	1
Box of carpet tiles	2
Black rolling chairs	19
Two‐drawer filing cabinets	20	White metal with grey top
Desktop monitors	4	HP, LG
Stone top coffee table ‐ round	1
Credenza	1
Printer	1	Brother
iPad Minis	4	Mounted outside conference rooms; for conference reservation system
Large planters	2

Put Patients First Room (Large Conference Room)
Black rolling chairs	17
Black chairs	6
TV/Computer Monitors	2	Large, Sony, mounted
Poly webcam/speaker + tablet	1	Mounted; on table
Conference table	6	Pushed together to make 1 large table
Credenza	1	Server equipment in one side; cabinet is temperature controlled

Kitchen
Kitchen‐Aid Double Door Fridge + Drawer Freezer	1
Microwave	1
Dishwashers	2	Stacked
Trash cans and recycling bins	4
Bar‐height chairs	8

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Water cooler	1
Filing cabinet	1	~5.5' tall, empty, silver
Fixture: hanging lightbulbs	10	Edison bulb style
Large kitchen table	1

Inspired to Cure Room (Smaller Conference Room)
Round table	1
Black rolling chairs	6
Large whiteboard, mounted	1
Large planter	1	Empty
TV/Computer Monitors	1	Large, Sony, mounted
Poly webcam/speaker + tablet	1	Mounted; on table
Fixture: hanging lightbulbs	10	Edison bulb style

Be Bold Room (Smaller Conference Room)
Conference table	1
Black rolling chairs	6
TV/Computer Monitors	1	Large, Sony, mounted
Whiteboard, mounted	1
Round coffee table	1
Poly webcam/speaker + tablet	1	Mounted; on table

Embrace Change Room (Smallest Conference Room)
Round table, small	1
Black rolling chairs	3
TV/Computer Monitors	1	Large, Sony, mounted
Whiteboard, mounted	1
Poly webcam/speaker + tablet	1	Mounted; on table

Drive to Success Room (Smallest Conference Room)
TV/Computer Monitors	1	Large, Sony, mounted
Whiteboard, mounted	1
Poly webcam/speaker + tablet	1	Mounted; on table
Black rolling chairs	3
Conference table	1

\\4126-2912-5458 v3

Docusign Envelope ID: C176A656-82B8-46C5-9B39-048B6B0D0A1E

Docusign Envelope ID: 058972C8-7131-455E-A10E-A71A63AB872E

\\4126-2912-5458 v3

Docusign Envelope ID: C176A656-82B8-46C5-9B39-048B6B0D0A1E

Docusign Envelope ID: 058972C8-7131-455E-A10E-A71A63AB872E

Be Respectful Room
TV/Computer Monitors	1	Large, Sony, mounted
Whiteboard, mounted	1
Poly webcam/speaker + tablet	1	Mounted; on table
Black rolling chairs	6
Conference table	1	Rectangular

\\4126-2912-5458 v3

Docusign Envelope ID: C176A656-82B8-46C5-9B39-048B6B0D0A1E

Docusign Envelope ID: 058972C8-7131-455E-A10E-A71A63AB872E

\\4126-2912-5458 v3